SCHEDULE 14A

Information Required in Proxy Statement

Reg. § 240.14a-101

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[X]   Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

MEDICAL TECHNOLOGY SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|   No fee required

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        1)        Title of each class of securities to which transaction applies:
        2)        Aggregate number of securities to which transaction applies:
        3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1
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        5)        Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)        Amount Previously Paid:
        2)        Form, Schedule or Registration No.:
        3)        Filing Party:
        4)        Date Filed:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

July 30, 2004

Dear Stockholder:

        You are invited to attend the Annual Meeting of Stockholders of Medical Technology Systems, Inc., which will be held at the Feather Sound Country Club, Ballroom A Room, 2201 Feather Sound Drive, Clearwater, Florida, 33762 on Friday, September 10, 2004 at 10:00 a.m., Eastern time.

         The notice of the meeting and proxy statement on the following pages covers the formal business of the meeting. Whether or not you expect to attend the meeting, please sign, date, and return your proxy promptly in the enclosed envelope to assure your stock will be represented at the meeting. If you decide to attend the annual meeting and vote in person, you will, of course, have that opportunity.

        The continuing interest of the stockholders in the business of Medical Technology Systems, Inc., is gratefully acknowledged. We hope many will attend the meeting.

Sincerely,

Michael P. Conroy
Secretary

MEDICAL TECHNOLOGY SYSTEMS, INC.
12920 Automobile Boulevard
Clearwater, Florida 33762

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 10, 2004

        The Annual Meeting of Stockholders (the “Meeting”) of Medical Technology Systems, Inc. (“MTS”) will be held at the at the Feather Sound Country Club, Ballroom A, 2201 Feather Sound Drive, Clearwater, Florida, 33762 on Friday, September 10, 2004 at 10:00 a.m., Eastern time, for the following purposes.

1.	To elect four members to the board of directors, each of who will serve until the 2005 annual meeting of stockholders;

2.	To authorize an amendment to the Certificate of Incorporation of MTS to change the name of MTS from Medical Technology Systems, Inc. to MTS Medication Technologies, Inc.;

3.	To consider and vote on a proposal to amend the Medical Technology Systems, Inc. 1997 Employee Stock Option Plan to: (i) increase from 1,500,000 to 2,100,000 the number of shares of MTS Common Stock that may be issued thereunder; (ii) authorize the issuance of restricted stock thereunder; and (iii) to change the name of the Medical Technology Systems, Inc. 1997 Employee Stock Option Plan to the MTS Medication Technologies, Inc. Stock Incentive Plan;

4.	To ratify the appointment of Grant Thornton LLP as MTS’s independent certified public accountants for fiscal year 2005; and

5.	To transact such other business as may properly come before the Meeting or any adjournment of the Meeting.

        The board of directors of MTS (the “Board”) has fixed the close of business on July 27, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. A list of all stockholders entitled to vote at the Meeting will be available for examination at our principal executive offices located at 12920 Automobile Boulevard, Clearwater, Florida 33762, for the ten days before the Meeting between the hours of 9:00 a.m. and 5:00 p.m., Eastern time, and at the place of the Meeting during the Meeting.

        This proxy statement, proxy card and MTS’s 2004 Annual Report to Stockholders are being mailed on or about August 5, 2004. Stockholders are requested to vote, date, sign and promptly return the enclosed proxy in the envelope provided for that purpose, WHETHER OR NOT THEY INTEND TO BE PRESENT AT THE MEETING.

By Order of the Board,

Sincerely,

Michael P. Conroy
Secretary

Clearwater, Florida
July 30, 2004

MEDICAL TECHNOLOGY SYSTEMS, INC.

PROXY STATEMENT

MEETING AND PROXY SOLICITATION INFORMATION

QUESTIONS AND ANSWERS

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote your shares at the Meeting. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and which is designed to assist you in voting.

Q:	What is the approximate date on which the proxy statement and enclosed form of proxy are first being sent to stockholders?

A:	August 5, 2004.

Q:	When is the Meeting and where will it be held?

A:	The Meeting will be held on Friday, September 10, 2004 at 10:00 a.m., Eastern time at the Feather Sound Country Club, Ballroom A, 2201 Feather Sound Drive, Clearwater, Florida 33762.

Q:	What may I vote on?

A:	1.	The election of four directors to hold office until the 2005 annual meeting of stockholders;

2.	A proposal to amend the Certificate of Incorporation of MTS to change the name of MTS from Medical Technology Systems, Inc. to MTS Medication Technologies, Inc.;

3.	A proposal to amend the Medical Technology Systems, Inc. 1997 Employee Stock Option Plan to: (i) increase from 1,500,000 to 2,100,000 the number of shares of MTS Common Stock that may be issued thereunder; (ii) authorize the issuance of restricted stock thereunder; and (iii) change the name of the Medical Technology Systems, Inc. 1997 Employee Stock Option Plan to the MTS Medication Technologies, Inc. Stock Incentive Plan; and

4.	To ratify the appointment of Grant Thornton LLP as our independent certified public accounts for the fiscal year 2005.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends a vote FOR the proposals.

Q:	Who is entitled to vote?

A:	Only those who owned MTS stock at the close of business on July 27, 2004 (the "Record Date") are entitled to vote at the Meeting.

Q:	How do I vote?

A:	You may vote your shares either in person or by proxy. Whether you plan to attend the Meeting and vote in person or not, we urge you to complete the enclosed proxy card and return it promptly in the enclosed envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR all the proposals. You have the right to revoke your proxy at any time before the Meeting by either:

              (1)       notifying MTS’s corporate secretary;
              (2)       voting in person; or
              (3)       returning a later-dated proxy card.

Q:	How many shares can vote?

A:	As of the Record Date, MTS had outstanding approximately 5,601,937 shares of common stock, par value $.01 per share (the “Common Stock”) entitled to one vote per share and 2,000 shares of Series A Preferred Stock, par value $.0001 per share (the “Preferred Stock”) entitled to one vote per share and the Preferred Stock is entitled to vote on an as if converted basis (the 2,000 shares of Preferred Stock are currently convertible into 847,457 shares of Common Stock). Except as required by applicable law and the terms of the Preferred Stock, the holders of Common Stock and Preferred Stock vote together as a single class on all matters presented to our stockholders.

Q:	What is a “quorum”?

A:	A “quorum” is a majority of MTS’s issued and outstanding capital stock. Stockholders may be present at the Meeting or represented by duly executed proxies. There must be a quorum for the Meeting to be held and a proposal must receive more than fifty percent of the votes cast to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention. If a broker, bank, custodian, nominee or other record holder of Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present and considered part of a quorum but will not be counted in the tally of votes FOR or AGAINST a proposal.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Meeting, your signed proxy card gives authority to Todd E. Siegel and Michael P. Conroy, or either of them, to vote on such matters in their discretion.

Q:	When are the stockholder proposals for the next Meeting of Stockholders due?

A:	All stockholder proposals to be considered for inclusion in next year’s proxy statement must submitted in writing by April 7, 2005 to our Corporate Secretary. Please direct your proposals to the attention of Corporate Secretary, Medical Technology Systems, Inc., at either (i) 12920 Automobile Boulevard, Clearwater, Florida 33762 (through October 2004), or (ii) 2003 Gandy Boulevard North, St. Petersburg, Florida 33702 (after October 2004). In addition, the proxy solicited by the Board for the 2005 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we are provided with notice of such proposal by June 21, 2005.

Q:	Who will pay for this proxy solicitation?

A:	We will pay all the costs of soliciting these proxies. In addition to mailing proxy solicitation material, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	If I need further assistance whom should I contact:

A:	Please contact Michael P. Conroy, Corporate Secretary, by mail at 12920 Automobile Boulevard, Clearwater, Florida, 33762 or by phone at (727) 576-6311.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of July 27, 2004, certain information regarding the beneficial ownership of the Common Stock by: (i) each director of MTS; (ii) each executive officer named in the Summary Compensation Table; (iii) each person who is known by MTS to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; and (iv) all directors and executive officers of MTS as a group.

	Amount and Nature
Name and Address of	of Beneficial	Common Stock
Beneficial Owner (1)	Ownership	Voting Percentage

Todd E. Siegel, individually and through the Siegel Family QTIP Trust (2) (3)	1,841,733	32.2%

David W. Kazarian (4)	49,816	*

Michael P. Conroy (5) (6)	226,000	3.9%

John Stanton (7)	83,686	1.5%

Michael D. Stevenson (8) (9)	214,888	3.8%

Frank A. Newman (10)	31,000	*

All Officers and Directors as a Group (6 persons) (11)	2,437,723	40.3%

Eureka I, L.P. (12)	847,457	15.1%
1 Belmont Avenue, Suite 401
Bala Cynwyd, PA 19004

* Less than 1% of the outstanding common stock.

(1)	The business address for Messrs. Siegel, Kazarian, Conroy, Stanton, Newman and Stevenson is 12920 Automobile Boulevard, Clearwater, Florida 33762.

(2)	Mr. Siegel is the trustee of the Siegel Family QTIP Trust, established pursuant to the Siegel Family Revocable Trust (the “Trust”), and accordingly controls the shares of Common Stock beneficially owned by the Trust. Mr. Siegel is the managing partner of JADE Partners (the “Partnership”) and accordingly controls the shares of Common Stock owned by the Partnership. Mr. Siegel owns 22,908 shares of Common Stock individually, including 1,100 shares held by his son; Mr. Siegel disclaims beneficial ownership of these 1,100 shares. The Partnership owns 1,706,125 shares of Common Stock.

(3)	Includes options exercisable within 60 days of July 27, 2004, to acquire 111,600 shares of Common Stock.

(4)	Includes: (i) options exercisable by Mr. Kazarian within 60 days of July 27, 2004, to acquire 37,400 shares of Common Stock; and (ii) 1,250 shares of Common Stock held by his wife, Mr. Kazarian disclaims beneficial ownership of these 1,250 shares.

(5)	Includes: (i) options exercisable within 60 days of July 27, 2004, to acquire: 120,000 shares of Common Stock; and (ii) 1,000 shares of Common Stock held by each of the Michael J. Conroy Irrevocable Trust and the James M. Conroy Irrevocable Trust, of which Mr. Conroy’s spouse is the trustee.

(6)	The Compensation Committee has approved, subject to stockholder approval of Proposal 3 under this proxy statement, the issuance of 50,000 shares of restricted stock to Mr. Conroy. These shares will vest upon issuance. See “Proposal 3 – Approval of Amendment to Medical Technology Systems, Inc. 1997 Employee Stock Option Plan.”

(7)	Includes options exercisable within 60 days of July 27, 2004, to acquire 33,400 shares of Common Stock.

(8)	Includes options exercisable within 60 days of July 27, 2004, to acquire 110,000 shares of Common Stock.

(9)	The Compensation Committee has approved, subject to stockholder approval of Proposal 3 under this proxy statement, the issuance of 50,000 shares of restricted stock to Mr. Stevenson. These shares will vest over a five-year period. See “Proposal 3 – Approval of Amendment to Medical Technology Systems, Inc. 1997 Employee Stock Option Plan.”

(10)	Includes options exercisable within 60 days of July 27, 2004, to acquire 31,000 shares of Common Stock.

(11)	Includes options exercisable within 60 days of July 27, 2004, to acquire 443,400 shares of Common Stock.

(12)	Includes 847,457 shares of Common Stock, subject to the conversion of 2,000 shares of Preferred Stock which are convertible within 60 days of July 27, 2004.

        The following table sets forth, as of July 27, 2004, certain information regarding the beneficial ownership of the Preferred Stock by any person who is known to MTS to be the beneficial owner of more than 5% of the outstanding shares of Preferred Stock.

Name and Address	Amount and Nature	Percent of Class
of Beneficial Owner	of Beneficial Ownership

Eureka I, L.P. (1)	2,000	100%
1 Belmont Avenue, Suite 401
Bala Cynwyd, PA 19004

(1)     Converts into 847,457 shares of Common Stock.

MANAGEMENT

Directors and Executive Officers

        Set forth below is certain information, as of July 27, 2004, with respect to each person who is currently a director or executive officer of MTS.

			Year First
			Became a
Name	Positions Held (1)	Age	Director

Todd E. Siegel	Chairman of the Board of Directors, President and Chief Executive Officer	46	1986

David W. Kazarian (2)	Director	62	1988

Michael P. Conroy (3)	Director, Chief Financial Officer, Vice President and Corporate Secretary (3)	56	1996

Michael Branca (4)	Chief Financial Officer (4)	44	N/A

John Stanton (2)	Director, Vice Chairman of the Board of Directors	55	1996

Frank A. Newman (2)	Director	55	2002

Michael D. Stevenson	Vice President and Chief Operating Officer	41	N/A

(1)	Each director serves a one-year term that expires as of the Meeting or when his successor is duly elected and qualified.

(2)	Messrs. Kazarian, Stanton and Mr. Newman serve on the Compensation Committee, the Audit Committee and the Nominating Committee.

(3)	Mr. Conroy is not standing for re-election as a director and is expected to resign as our Chief Financial Officer effective by September 2004, however, he is expected to continue in a transition role through December 31, 2004 or such other date that shall be mutually agreeable to MTS and Mr. Conroy.

(4)	Mr. Branca is currently expected to assume the duties of Chief Financial Officer on or about September 1, 2004.

        Todd E. Siegel. Mr. Siegel became our President and Chief Executive Officer in 1992 and has served as a director of MTS since 1985. Mr. Siegel served from 1988 to 1992 as Executive Vice President and Chief Operating Officer of MTS and from 1985 to 1988 as Vice President of Sales. Additionally, Mr. Siegel served as our Secretary from 1986 to 1996. See “Certain Transactions” and “Employment Agreements”.

        David W. Kazarian. Mr. Kazarian has served as a director of MTS since 1988. Prior to its sale in December 1990, Mr. Kazarian and his wife owned and operated Kazarian Pharmacy. Since March 1991, Mr. Kazarian has been the founder and President of Infuserve America, Inc., a firm involved in the home health care business.

         Michael P. Conroy. Mr. Conroy has served as a director of MTS since 1996. Mr. Conroy was selected as Chief Financial Officer, Vice President and Secretary by the Board in August 1996. Prior to 1996, Mr. Conroy was President of CFO Financial Services, Inc. Mr. Conroy is a Certified Public Accountant. See "Employment Agreements".

        Michael Branca. We currently expect that Mr. Branca will assume the role of Chief Financial Officer in September 2004. From October 2001 to May 2004, Mr. Branca served as Vice President and Chief Financial Officer of Trak Communications, Inc. From July 1997 to October 2001, Mr. Branca served as Chief Financial Officer of Reptron Electronics, Inc. (“Reptron”). Mr. Branca began his career with IBM Corporation (“IBM”) serving 13 years in various senior financial management positions. Mr. Branca received a B.S. in Applied Economics and Management from Cornell University in 1982 and an M.B.A. in Finance from the University of Scranton in 1986.

         John Stanton. Mr. Stanton has served as a director of MTS since 1996.  Mr. Stanton has served as the Chairman of the Board and Chief Executive Officer of EarthFirst Technology, Inc. (“EarthFirst”) since May 2000 and also served as EarthFirst’s President at various times during the same period.  Since 1981, Mr. Stanton has served in various capacities, including most recently Chief Executive Officer and President of Florida Engineered Construction Products Corporation, which is a privately owned company.  Mr. Stanton also serves as President of Octofoil, Inc., an entity that assists other companies with strategic planning, and the Chairman of the Board and Chief Financial Officer of  Nanobac Pharmaceuticals, Inc.

        Frank A. Newman. Mr. Newman has served as a director of MTS since 2002. Mr. Newman has served as the Chairman of Medical Nutrition USA, Inc., a nutrition-medicine company, since March 2003 and its Chief Executive Officer since November 2002. From January 2001 until November 2002, Mr. Newman was a private investor and advisor to health care and pharmaceutical companies. From April 2000 until January 2001, Mr. Newman was President, Chief Executive Officer and a director of more.com, an Internet pharmaceutical company. From June 1993 to June 2000, Mr. Newman served as President, Chief Operating Officer and director, from February 1996 until June 2000 as Chief Executive Officer and from February 1997 to June 2000 as Chairman of the Board of Eckerd Corporation, a retail drug store chain. From January 1986 until May 1993, Mr. Newman was the President, Chief Executive Officer and a director of F&M Distributors, Inc., a retail drug store chain. Mr. Newman is also a director of Jabil Circuit, Inc., JoAnn Stores, Inc. and Medical Nutrition USA, Inc.

        Michael D. Stevenson. Mr. Stevenson was selected as our Vice President and Chief Operating Officer in July 2000. Prior to his selection as Vice President and Chief Operating Officer, Mr. Stevenson served MTS in several capacities including General Manager. Mr. Stevenson’s employment with MTS began in 1986.

Compensation Of Directors

        Directors, who are not otherwise employees of MTS, are paid $1,000 each quarter, a $500 fee for attending board meetings and a $500 fee for attending committee meetings of the Board. In addition, for each year that an individual, who is not otherwise an employee of MTS, serves as a director, he is issued options to acquire 3,000 shares of our Common Stock at an exercise price equal to the fair market value of such shares on the date of issuance. Directors’ options are issued as of the date of each annual meeting of directors. Directors must serve until the next annual meeting of stockholders to vest their options issued in the prior year and the options expire 10 years from their issuance date.

	2004 Stock Option Grants to Non-Employee Directors

	Number of Securities	Exercise or
Name	Underlying Options Granted	Base Price	Expiration Date

John Stanton	3,000	$12.45	3/31/14

David W. Kazarian	3,000	$12.45	3/31/14

Frank A. Newman	3,000	$12.45	3/31/14

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who own more than ten percent of our Common Stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

        Based solely on our review of the copies of such reports received by us, and written representations from certain reporting persons that no SEC Forms 3, 4, or 5 were required to be filed by those persons, we believe that during fiscal year 2004, our officers, directors and greater than ten percent beneficial owners timely complied with all applicable filing requirements.

Independent Auditors

        Our consolidated financial statements for the year ended March 31, 2004, have been audited by Grant Thornton LLP, as independent auditors (“Grant Thornton”). The Audit Committee has selected Grant Thornton as the independent auditor to perform our audit for the current year ending March 31, 2005. A representative of Grant Thornton is expected to be present at the annual meeting of stockholders in order to respond to appropriate questions and to make any other statement deemed appropriate.

Audit Fees

        The aggregate fees billed by Grant Thornton for professional services rendered in connection with the audit of our financial statements included in our Annual Report on Form 10-K for fiscal year 2004, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-Q during fiscal year 2004 totaled $95,000. The aggregate fees billed by Grant Thornton for professional services rendered in connection with the audit of our financial statements included in our Annual Report on Form 10-K for fiscal year 2003, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-Q during fiscal year 2003 totaled $77,000.

Audit Related Fees

        The aggregate fees billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit of our financial statements included in our Annual Report on Form 10-K for fiscal year 2004, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-Q during fiscal year 2004 that are not included in the above captioned “Audit Fees” above totaled $17,850 in 2004. The aggregate fees billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit of our financial statements included in our Annual Report on Form 10-K for fiscal year 2003, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-Q during fiscal year 2003 that are not included in the above captioned “Audit Fees” above totaled $24,664 in 2003.

         The fees for assurance and related services were primarily related to research of emerging accounting issues that could potentially effect our financial statements.

Tax Fees

        The aggregate fees billed by Grant Thornton for tax services, including tax compliance, tax advice and tax planning, totaled $15,000 for fiscal year 2004 and $13,460 for the fiscal year 2003.

All Other Fees

         The aggregate fees billed by Grant Thronton for any services other than as referenced in the above captioned “Audit Fees”, “Audit Related Fees” and “Tax Fees” were $16,900 in fiscal 2004. These fees were related to the review of the registration statement we filed with the SEC in February 2004 and an audit of our employee benefit plan. The aggregate fees billed in fiscal 2003 were $14,400 for an audit of our employee benefit plan.

        The charter of the Audit Committee provides that the committee is responsible for the pre-approval of all auditing services and permitted non-audit services to be performed for MTS by Grant Thornton LLP, subject to the requirements of applicable law. The procedures for pre-approving all audit and non-audit services provided by the independent auditors include the Audit Committee reviewing a budget for audit services, audit-related services, tax services and other services. The budget includes a description of, and a budgeted amount for, particular categories of non-audit services that are anticipated at the time the budget is submitted and consideration by the Audit Committee, after discussing its members, approves those services it deems appropriate. Approval from the Audit Committee would be required to exceed the approved budgeted amount for a particular category of services or to engage the independent auditors for any services not included in the approved budget. The committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.

        During fiscal 2004 all of the services described in “Audit-Related Fees,” Tax Fees” and “All Other Fees,” were approved by the Audit Committee in accordance with the foregoing policy on auditor independence. The Audit Committee considered whether provision of the above non-audit services is compatible with maintaining such firm’s independence and satisfied itself as to Grant Thornton LLP’s independence.

EXECUTIVE COMPENSATION

        Summary Compensation Table. The table below sets forth certain information concerning the compensation paid to: (1) the Chief Executive Officer; and (2) the two other most highly compensated executive officers whose annual salaries and bonuses exceeded $100,000 during fiscal year 2004 (the “Named Executive Officers”). No other Named Executive Officer received total annual compensation in excess of $100,000.

	Annual Compensation

				Securities
				Underlying
	Fiscal	Salary	SAR/Bonus	Options/SARs
Name and Principal Position	Year	($)	($)	(#)

Todd E. Siegel	2004	$249,944	$90,144	0
President and	2003	$247,648	$247,142 (1)	8,000 (2)
Chief Executive Officer	2002	$227,716	$52,416	8,000 (2)

Michael P. Conroy	2004	$159,442	$118,074	0
Vice President and	2003	$153,275	$33,156	0
Chief Financial Officer	2002	$148,282	$34,944	150,000

Michael D. Stevenson	2004	$145,908	$48,078	0
Vice President and	2003	$140,296	$30,594	0
Chief Operating Officer	2002	$134,884	$62,652	150,000

(1)	Includes $194,407 paid to Mr. Siegel pursuant to his long-term incentive agreement stock appreciation rights (“SAR”) for amounts earned for the year ended March 31, 2002. Mr. Siegel elected to receive the SAR payments in cash and did not elect to receive shares of Common Stock in lieu of cash. See “Employment Agreements.”

(2)	Consists of options Mr. Siegel received to purchase 8,000 shares of Common Stock per year pursuant to a long term incentive agreement which was terminated on April 1, 2003. See “Employment Agreements.”

Option/SAR Grants During Fiscal Year 2004.

        During Fiscal Year 2004, we did not grant any stock options or SARs to the Named Executive Officers.

Aggregated Option/SAR Exercises During Fiscal Year 2004 and Fiscal Year End Option/SAR Values

        The following table sets forth information concerning options held by the Named Executive Officers at the end of fiscal year 2004.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
			Options/SARs		Options/SARs
			at March 31, 2004		at March 31, 2004 (1)
			(#)		($)

Shares Acquired
	on Exercise	Value
Name	(#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Todd E. Siegel	0	0	111,600	0	1,115,292	0
Michael P. Conroy	100,000	585,000	120,000	0	1,281,200	0
Michael D. Stevenson	0	0	210,000	0	2,251,900	0

(1)	The closing price for Common Stock as reported on the American Stock Exchange on July 27, 2004, was $6.09. Value of unexercisable and exercisable options is calculated on the basis of the difference between the option/SAR exercise price and $12.45, the closing price for Common Stock on March 31, 2004, multiplied by the number of shares of Common Stock to which the exercise relates.

Equity Compensation Plan Information

        The following table provides information about Common Stock that may be issued upon the exercise of options, warrants, rights and restricted stock under all of our existing equity compensation plans as of March 31, 2004, including the Medical Technology Systems, Inc. 401K Plan, the Medical Technology Systems, Inc. Employee Stock Option Plan, and the Executive Stock Appreciation Rights and Nonqualified Stock Option Plan.

Number of Securities
	Number of Securities to be	Weighted Average	Remaining Available for
	Issued Upon Exercise of	Exercise Price of	Future Issuance Under
	Outstanding Options,	Outstanding Options,	Equity Compensation Plans
	Warrants, Rights and	Warrants, Rights and	(Excluding Securities
Plan Category	Restricted Stock (a)	Restricted Stock (b)	Reflected in Column (a)) (c)

Equity Compensation Plans Approved by Stockholders	1,171,300	$2.38	20,000

Equity Compensation Plans Not Approved by Stockholders	0	$0	0

Employment Agreements

        Effective July 1, 2003, MTS entered into a new employment agreement with Mr. Todd E. Siegel (the “Siegel Employment Agreement”). Mr. Siegel’s previous employment agreement was terminated on the effective date of the Siegel Employment Agreement. The Siegel Employment Agreement is for a five-year term. Mr. Siegel’s base salary for the period April 1, 2004 through March 31, 2005 will be $265,200 and that amount increases 4% per year to approximately $298,000 for the fifth year of the Siegel Employment Agreement ending March 31, 2008. The Siegel Employment Agreement provides, among other things, that Mr. Siegel is entitled to receive an annual bonus equal to a certain percentage of his base salary if we achieve certain levels of earnings before interest, taxes, depreciation and amortization in each fiscal year. In addition, the Siegel Employment Agreement provides that Mr. Siegel is entitled to receive a certain percentage of his base salary if achieve certain levels of return on capital during the term of the Siegel Employment Agreement.

        MTS and Mr. Siegel entered into an Executive Stock Appreciation Rights and Non-Qualified Stock Option Agreement (the “Long-Term Incentive Agreement”) in 1995 to provide for the long-term incentive of Mr. Siegel and the alignment of his interest with those of our stockholders. The Long-Term Incentive Agreement granted Mr. Siegel a SAR equal to 3.25% of the incremental increase in the value of MTS between successive fiscal years. Originally, value was defined to mean the difference between the total market capitalization of MTS between successive fiscal year ends. In October 2000, the Long-Term Incentive Agreement was amended by establishing a floor value of the total market capitalization of MTS. The floor value is the highest total market capitalization at the end of any fiscal year. The amendment further provided that the incremental increase in the value of MTS would be defined as the difference between the total market capitalization of MTS at the end of each fiscal year and the floor value at the beginning of the same fiscal year. The total market capitalization means the total number of shares of Common Stock outstanding multiplied by the closing price of the Common Stock. Effective April 1, 2003, MTS and Mr. Siegel terminated the Long-Term Incentive Agreement.

        Effective July 1, 2003, MTS entered into a new Employment Agreement with Mr. Michael P. Conroy, our Chief Financial Officer (the “Conroy Employment Agreement”). Mr. Conroy’s previous employment agreement was terminated on the effective date of the Conroy Employment Agreement. The Conroy Employment Agreement is for a three-year term. Mr. Conroy’s base salary for the period July 1, 2003 through March 31, 2004 will be $160,855 and that amount increases 4% per year to $173,981 for the third year of the Conroy Employment Agreement ending March 31, 2006. The Conroy Employment Agreement provides, among other things, that Mr. Conroy is entitled to receive an annual bonus equal to a certain percentage of his base salary if we achieve certain levels of earnings before interest, taxes, depreciation and amortization in each fiscal year. In addition, the Conroy Employment Agreement provides that Mr. Conroy is entitled to receive a certain percentage of his base salary if we achieve certain levels of return on capital during the term of the Conroy Employment Agreement. In addition, the Conroy Employment Agreement provided that Mr. Conroy will be paid $65,000 on the effective date of the Conroy Employment Agreement. Mr. Conroy will receive 50,000 shares of unregistered Common Stock provided we receive stockholder approval of Proposal 3 under this proxy statement. See “Proposal 3- Approval of Amendment to Medical Technology Systems, Inc. 1997 Employee Stock Option Plan.”

        Certain provisions in the previous employment agreements of both Mr. Siegel and Mr. Conroy and Mr. Siegel’s Long-term Incentive Agreement entitled Mr. Siegel and Mr. Conroy to elect to receive shares of Common Stock, at discounted amounts (at 50% and 40% discounts, respectively), in lieu of cash compensation. The Siegel Employment Agreement and the Conroy Employment Agreement do not provide either Mr. Siegel or Mr. Conroy with the right to elect to receive Common Stock in lieu of cash compensation.

Compensation Committee Interlocks and Insider Participation

        During fiscal year 2004, our Compensation Committee consisted of Messrs. Stanton, Kazarian and Newman. None of the members of our Compensation Committee is currently or was formerly an officer or employee of MTS. There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.

CERTAIN TRANSACTIONS

        Harold B. Siegel was the inventor of the patents and other proprietary rights for the equipment and processes that MTS uses and sells (the “Proprietary Rights”). The Siegel Family QTIP Trust, established pursuant to the terms of the Trust, was the assignee of all such Proprietary Rights. The Trust is the beneficial owner of less than 5% of the outstanding shares of Common Stock. Todd E. Siegel is the trustee of the Trust, and accordingly controls the shares of Common Stock beneficially owned by the Trust. See “Security Ownership of Management and Certain Beneficial Owners.”

        In October 1986, MTS was granted rights to an exclusive perpetual license from the Trust to utilize the Proprietary Rights assigned to the Trust by Harold B. Siegel in the manufacture and sale of MTS’s medication dispensing systems. In addition, the Trust granted MTS the right to sublicense the Proprietary Rights granted under the license agreement between MTS and the Trust.

        The Trust was originally entitled to receive a royalty of 2% of the gross revenues realized from the sale of MTS’s products. The license agreement further provided that the Trust would waive any royalty fees owed by MTS in the event MTS did not generate a pretax profit in any fiscal year.

        In September 1990, MTS, the Trust and Harold B. Siegel entered into an agreement whereby MTS issued the Trust 1,500,000 shares of Common Stock and the Trust and Harold B. Siegel agreed to reduce future royalties due under the license agreement from 2% to 1%.

        On July 28, 2003, MTS and the Trust entered in to an agreement whereby MTS agreed to purchase, and the Trust agreed to sell, the Proprietary Rights for an aggregate purchase price of approximately $1,480,000. As part of the agreement, the Trust agreed to forgive the royalties of $348,000 that were due and unpaid as of the effective date of the agreement and terminate the license agreement. The purchase price of approximately $1,480,000 will be paid to the Trust in the form of a promissory note that is payable over a five year term. The promissory note bears interest at an annual rate of 6.25%. For fiscal year 2004, MTS paid $230,280 of principal and interest under the promissory note.

        MTS has entered into indemnification agreements with each of its directors, including Mr. Siegel. The indemnification agreements authorize indemnification of such directors to the full extent authorized or permitted by applicable law.

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Board Compensation Committee Report on Executive Compensation, the Audit Committee Report, and the Performance Graph shall not be incorporated by reference into any such filings.

Board Compensation Committee Report on Executive Compensation

        Our Compensation Committee, which consists of Messrs. Stanton, Kazarian and Newman, believes strongly that performance and, in turn, the maximization of stockholder value, depends to a significant extent on the establishment of a close alignment between the financial interest of stockholders and those of our employees, including senior management. Compensation programs are designed to encourage and balance the attainment of short-term operational goals and long-term strategic initiatives.

        The Compensation Committee believes that employees’ ownership of a significant equity interest in MTS is a major incentive in building stockholder wealth and aligning the long-term interests of management and stockholders. The Compensation Committee believes MTS has evolved to a point that establishment of an integrated plan that allows all employees to participate in the future growth of MTS is essential to retain and attract qualified personnel.

        Compensation Philosophy: MTS’s executive compensation program is designed to: (1) provide fair compensation to executives based on their performance and contributions to MTS; (2) provide incentives to attract and retain key executives; and (3) instill a long-term commitment to MTS and develop pride and a sense of ownership of MTS, all in a manner consistent with stockholders’ interests.

        The Compensation Committee sets the salaries of the President, Chief Executive Officer, and Chairman of the Board. As a part of its oversight of MTS’s compensation programs, the Compensation Committee also reviewed the salaries paid to the MTS executive officers.

        Our executive officer compensation packages have three main components: (1) base salary, which is reviewed annually; (2) equity compensation consisting of stock options and, for certain executives, restricted stock; and (3) incentive payments under the MTS’s Management Bonus Plan, which may be earned annually depending on MTS’s profits.

        Base Salary: Base salaries of MTS executives are based on MTS’s performance for the prior fiscal year and upon a subjective evaluation of each executive’s contribution to that performance. In evaluating overall MTS performance, the primary focus is on MTS’s financial performance for the year as measured by net income and total sales. Other criteria, including equal employment performance and whether MTS conducts its operations in accordance with the business and social standards expected by its associates, stockholders and the communities in which it operates are also considered.

        Equity Participation: Stock options are granted from time to time under MTS’s Employee Stock Option Plan in order to link executives’ compensation to the long-term financial success of MTS. Options to purchase Common Stock are generally priced at 100% of the closing price of the Common Stock on the day of grant. The stock options typically vest over a three-year period from the date of grant. In addition to stock options, certain executives may elect to receive restricted stock in lieu of cash compensation pursuant to the terms of their respective employment agreements.

        MTS compensates Mr. Siegel, our Chief Executive Officer, in accordance with the Siegel Employment Agreement. See “Executive Compensation-Employment Agreements”. During the year ended March 31, 2004, Mr. Siegel received a salary of $249,944 and a bonus of $90,144 pursuant to the Siegel Employment Agreement. During the fiscal year ended March 31, 2004, Mr. Siegel did not receive any additional compensation pursuant to Siegel Employment Agreement, including the provision that rewards him for his contribution to the increase in the total equity value of MTS during the year ended March 31, 2004.

        The bonus paid to Mr. Siegel in the year ended March 31, 2004 was based upon our achievement of budgeted EBITDA for the year.

        The Securities and Exchange Commission requires compensation committees of public companies to state their compensation policies with respect to the recently enacted federal income tax laws that limit to $1 million the deductibility of compensation paid to executive officers named in proxy statements of such companies. In light of the current level of compensation for MTS’s Named Executive Officers, the Compensation Committee has not adopted a policy with respect to the deductibility limit, but will adopt such a policy should it become relevant.

Compensation Committee

David W. Kazarian
Frank A. Newman
John Stanton

AUDIT COMMITTEE REPORT

        During fiscal year 2004, MTS’s Audit Committee was composed of three directors, all of whom were independent, as defined by the American Stock Exchange and the Rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, which is included with this proxy statement as Exhibit A. The Audit Committee assists the Board in general oversight of MTS’s financial accounting and reporting process, system of internal control and audit process.

        MTS’s management has primary responsibility for preparing MTS’s financial statements and its financial reporting process. MTS’s independent certified public accountants, Grant Thornton LLP, are responsible for auditing MTS’s financial statements and for expressing an opinion whether MTS’s audited financial statements present fairly, in all material respects, our financial position, results of operations and cash flows, in conformity with accounting principles generally accepted in the United States of America.

        In this context, the Audit Committee reports as follows:

        1.        The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2004 with MTS’s management.

        2.        The Audit Committee has discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Audit Standards AU 380) Communications with Audit Committees.

        3.        The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountants their independence. The Audit Committee has considered whether the provision of other non-audit services is compatible with the independent auditors’ independence, and satisfied itself as to the auditors’ independence.

        4.        Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to MTS’s Board of Directors that the audited financial statements be included in MTS’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

John Stanton
David W. Kazarian
Frank A. Newman

PERFORMANCE GRAPH

         The following graph is a comparison of the cumulative total returns for MTS’s Common Stock as compared with the cumulative total return for the AMEX Composite Index and the average performance of a group consisting of corporations with a similar market capitalization. The corporations making up this group are Criticare Systems, Inc., Arrhythmia Research Technology, Inc., and Iridex Corporation. The Company selected a group of corporations with a similar market capitalization because there is no public information available with respect to companies in the same line of business or peer issuers of publicly traded securities. In prior years, the Company selected American Medical Alert, Moore Medical Corporation and World Heart Corporation because at that time, the market capitalization of these companies was similar to that of MTS. The Company has not displayed the total return calculations for the previous peer group because one of the Companies, Moore Medical Corporation, is no longer a publicly traded company. The cumulative return of MTS was computed by dividing the difference between the price of MTS’s Common Stock at the end and the beginning of the measurement period (March 31, 1999 to March 31, 2004) by the price of MTS’s Common Stock at the beginning of the measurement period. The total return calculations are based upon an assumed $100 investment on March 31, 1999.The total return calculations are based upon an assumed $100 investment on March 31, 1999.

	1999	2000	2001	2002	2003	2004

Medical Technology	100	82	158	274	281	2,594
AMEX Composite Index	100	135	118	122	111	177
Similar Market Cap	100	61	33	42	31	150
(Peer Group)
Previous Peer Group	100	92	54	56	34	112

PROPOSAL 1 — ELECTION OF DIRECTORS

        The Board consists of only one class of directors. The current terms of the four directors standing for election, Todd E. Siegel, David W. Kazarian, Frank A. Newman and John Stanton, expire in 2004 on the day of the Meeting. Mr. Conroy’s term expires on the day of the Meeting and he will not stand for re-election. Each of these directors has been nominated to stand for election at the Meeting for a term ending on the day of the 2005 annual meeting of stockholders, or until his successor has been duly elected and qualified. Information concerning each of the nominees is set forth under the caption “Directors and Executive Officers.”

Information About the Board and Committees

        The full Board considers all major decisions. However, the Board has established the following three standing committees so that certain important areas can be addressed in more depth than may be possible in a full Board meeting:

•	Compensation Committee. The Compensation Committee reviews and approves compensation plans covering executive officers and other key management employees; reviews the competitiveness of our total compensation practices; determines the annual base salaries and incentive awards to be paid to executive officers and approves the annual salaries of all executive officers and certain other key management employees; reviews and approves hiring and severance arrangements with executive officers; and prepares an annual report on our executive compensation policies and practices as may be required by SEC rules and regulations. The members of the Compensation Committee are Messrs. Kazarian, Stanton and Newman. The Compensation Committee held four meetings in fiscal year 2004.

•	Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for the safeguarding of assets and oversight to the quality and integrity of our accounting and reporting practices and such other duties as directed by the Board. The Audit Committee has the sole responsibility for the appointment, compensation, oversight and termination of the independent auditors who audit our financial statements. In carrying out its responsibility, the Audit Committee appoints, provides for the compensation of, and oversees the work of the independent auditors; pre-approves the fees, terms and services under all audit and non-audit engagements; reviews the performance of the independent auditors; and monitors and periodically reviews the independence of the independent auditors by obtaining and reviewing a report from the independent auditors at least annually regarding all relationships between the independent auditors and MTS.

Other responsibilities of the Audit Committee include reviewing with the internal auditors and the independent auditors their respective annual audit plans, staffing, reports, and the results of their audits; reviewing with management and the independent auditors our annual and quarterly financial results, financial statements and results of the independent auditors’ reviews of such financial information; reviewing with the independent auditors any matters of significant disagreement between management and the independent auditors and any other problems or difficulties encountered during the course of the audit and management’s response to such disagreements, problems or difficulties; reviewing with the independent auditors: (a) all critical accounting policies and practices used in the audit; (b) all alternative treatments of financial accounting and disclosures within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and meeting with the independent auditors in executive session to discuss any other matters that the independent auditors believe should be discussed privately.

The Audit Committee also oversees our internal assurance function and compliance with procedures for the receipt, retention and treatment of complaints received by MTS regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of MTS of concerns regarding accounting or auditing matters.

The current members of the Audit Committee are Messrs. Kazarian, Stanton and Newman. The Board has determined that MTS has an “audit committee financial expert” (as defined in the rules of the SEC) serving on the Audit Committee in Mr. Stanton. The Audit Committee held four meetings in fiscal year 2004. We believe Messrs. Kazarian, Newman and Stanton are independent within the meaning of Section 121 of the American Stock Exchange Company Guide and the Rules of the SEC. The Audit Committee’s responsibilities are more fully set forth in a written charter, that was revised and approved by the Audit Committee on June 23, 2004. A copy of the charter is attached as Exhibit A to this proxy statement.

•	Nominating Committee. The Nomination Committee was established by the Board on June 23, 2004, which is after the end of MTS’s 2004 fiscal year. Consequently, the Nomination Committee did not meet during the 2004 fiscal year. The Nomination Committee establishes guidelines for selecting potential director candidates, identifies and evaluates such candidates and makes recommendations to the Board regarding such candidates for election to the Board.

The current members of the Nomination Committee are Messrs. Kazarian, Newman and Stanton, each of whom is independent within the meaning of Section 121A of the Rules of the American Stock Exchange. As set forth in the general guidelines established pursuant to its charter, the Nomination Committee strives for directors who will: (a) bring to the Board a variety of experience and backgrounds; (b) bring substantial senior management experience, financial expertise and such other skills that would enhance the Board’s effectiveness; and (c) represent the balanced, best interests of our stockholders as a whole and the interests of our stockholders, as appropriate, rather than special interest groups or constituencies. In selecting nominees, the Nomination Committee assesses independence, character and integrity, potential conflicts of interest, experience, and the willingness to devote sufficient time to carrying out the responsibilities of a director. The Nomination Committee has the authority to retain a search firm to be used to identify director candidates and to approve the search firm’s fees and other retention terms. The Nominating Committee is currently actively seeking an additional independent board member.

The Nomination Committee will consider nominees for the Board that are proposed by our stockholders. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders. Any stockholder who wishes to recommend a prospective nominee for the Board, for the Nomination Committee’s consideration, may do so by giving the candidate’s name and qualifications in writing to Corporate Secretary, Medical Technology Systems, Inc., at either (i) 12920 Automobile Boulevard, Clearwater, Florida 33762 (through October 2004), or (ii) 2003 Gandy Boulevard North, St. Petersburg, Florida 33702 (after October 2004). The Nomination Committee’s responsibilities are more fully set forth in a written charter that was adopted by the Nomination Committee and by the Board. Although a copy of the charter is not currently available on MTS’s website, a copy of such charter is attached as Exhibit B to this proxy statement.

        The Board met four times during 2004. Each director attended at least 75% of the total number of meetings of the Board and committees upon which he served. Stockholders may communicate with the Board or a specific director by writing to the Corporate Secretary, care of the Board of Directors (or, at the stockholder’s option, care of a specific director), at either (i) 12920 Automobile Boulevard, Clearwater, Florida 33762 (through October 2004), or (ii) 2003 Gandy Boulevard North, St. Petersburg, Florida 33702 (after October 2004). Our corporate secretary will deliver any such communications (assuming it is properly marked care of the Board of Directors or care of a specific director) to the Board of Directors or the specified director, as the case may be. Directors are expected to diligently fulfill their fiduciary duties to stockholders, including by preparing for, attending and participating in meetings of the Board and the committees of which the director is a member. We do not have a formal policy regarding director attendance at annual meetings of stockholders. Although we do not have a policy with respect to attendance by directors at our annual meeting of stockholders, directors are encouraged to attend. Three of the five members of the Board attended the 2003 annual meeting of stockholders.

        Unless otherwise indicated, votes will be cast pursuant to the accompanying proxy FOR the election of these nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board, which has no reason to believe that any of the nominees named will be unable or unwilling to serve if elected.

Vote Required; Recommendation.

        The four nominees for election will be elected at the Meeting by a plurality of all votes cast at the Meeting, meaning that the four nominees that receive the most votes will be elected. A properly executed proxy marked to withhold authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The Board unanimously recommends a vote FOR each of the nominees for election as a director.

PROPOSAL 2 – APPROVAL OF AMENDMENT TO CERTIFICATE OF
INCORPORATION TO CHANGE THE NAME OF MEDICAL
TECHNOLOGIES SYSTEMS, INC. TO MTS MEDICATION TECHNOLOGIES, INC.

        The Board believes it is in the best interest of MTS and its Stockholders to amend MTS’s Certificate of Incorporation (the “Amendment”) to change the name of MTS from “Medical Technology Systems, Inc.” to “MTS Medication Technologies, Inc.” (the “Name Change”). Therefore the Board passed a resolution, subject to stockholder approval, approving the Amendment to effect the Name Change.

        We are recommending the Name Change, as we believe that MTS Medication Technologies, Inc. more accurately reflects the substance and purpose of our business operation to our stockholders, employees, customers and the market. We believe the addition of the words medication and technologies reflects our commitment to providing the highest quality automated packaging machines and related consumables, which enable our customers to produce punch card packages for prescription medications and nutritional supplements. The retention of the initials “MTS” ties us to our already branded product lines and our promotional materials. We believe that MTS Medication Technologies, Inc. is a much stronger statement to the market of whom we are and where our business focus resides.

        If the Name Change is approved, the Board will have the authority; without further stockholder approval, to effect the Name Change.

        The Board currently intends to file the Amendment as soon as it receives approval of the Stockholders. The Amendment is attached to this proxy as Exhibit C.

        The Board reserves the right notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Name Change if, at any time prior to filing the Amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that the Name Change is no longer in the best interest of MTS and its stockholders.

        Effect of Name Change on Stockholders. MTS stockholders will not be required to submit their stock certificates for exchange following the Name Change. Stock certificates bearing the “Medical Technology Systems, Inc.” name will continue to be valid certificates and will evidence ownership in the same number of shares of the Common Stock after the Name Change. Following the effective date of the Amendment, all new stock certificates issued by MTS will be printed using the new name, MTS Medication Technologies, Inc.

Vote Required; Recommendation.

        The affirmative vote of the holders of a majority of MTS’s Common Stock represented at the Meeting and entitled to vote is required for approval of the Amendment. The Board unanimously recommends a vote FOR the approval of the Amendment to effect the Name Change.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO
MEDICAL TECHNOLOGY SYSTEMS, INC.
1997 STOCK OPTION PLAN

        On June 23, 2004, the Board adopted, subject to stockholder approval, an amendment to the Medical Technology Systems, Inc. 1997 Stock Option Plan (the “Plan”) to: (i) increase the number of shares available for issuance under the Plan from 1,500,000 to 2,100,000; (ii) authorize the issuance of restricted stock awards under the Plan; and (iii) change the name of the Plan to the MTS Medication Technologies, Inc. Stock Incentive Plan. As of March 31, 2004, options to purchase 1,480,000 shares of common stock had been granted under the Plan, of which 4,863,120 shares of common stock were outstanding as of that date. Subsequent to March 31, 2004, MTS granted its employees options to purchase 20,000 shares of our common stock. The closing trade price for our common stock on March 31, 2004, was $12.45. Based on this price, the value of the shares authorized for issuance under the Plan is $26,145,000. The provisions of the Plan, as amended, are summarized below and a copy of the Plan is attached as Exhibit D to this proxy statement.

         General.

        The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, nor is it a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan was adopted in March 1997. In addition to the Plan, we have written agreements with each of the Plan participants describing the terms of the grants.

        Purpose.

        The purpose of the Plan is to further the interests of MTS and its subsidiaries and its stockholders by providing incentives in the form of grants of stock options and restricted stock to key employees and other persons who contribute materially to the success and profitability of MTS. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in MTS, thus enhancing their personal interest in our continued success and progress. This program is also intended to assist MTS and its subsidiaries in attracting and retaining key persons.

        Administration of the Plan.

        The Plan will be administered by a committee consisting solely of two or more nonemployee directors appointed by the Board (the “Committee”). In the event the Board does not make such appointments, the full Board shall constitute the Committee. The Committee shall have the power to interpret the provisions of the Plan, to select the eligible persons who are to receive Awards under the Plan, to determine the type and amounts and all other terms of Awards, and to make all other decisions with respect to the Plan and any Awards. All such determinations will be final and binding on all persons.

        Securities Subject to the Plan.

        The Plan provides that 600,000 shares of common stock are available for issuance of stock options and restricted stock (“Awards”) under the Plan, representing 10.7% of the current outstanding shares of common stock, subject to adjustment to give effect to future changes in the number of outstanding shares of common stock of MTS by virtue of certain corporate events. Authority to grant Awards under the Plan will continue until the Plan terminates, subject to the continued availability of shares for the granting of Awards under the Plan.

        Eligibility.

        All persons who perform or have in the past performed services for MTS or any direct or indirect partially or wholly owned subsidiary of MTS, whether as a director, officer, employee, consultant or other independent contractor, and all persons performing services relating to MTS in their capacity as an employee or independent contractor of a corporation or other entity providing such services to MTS, are eligible to participate in the Plan. The approximate number of persons eligible to participate in the Plan is 180.

        Options.

        Participants in the Plan are eligible to receive grants of stock options, as determined by the Committee, in its sole and absolute discretion. Awards of stock options pursuant to the Plan may be in the form of incentive stock options or nonqualified stock options. An incentive stock option is an option that qualifies as an “incentive stock option” under Section 422 of the Code. A nonqualified stock option is an option that does not qualify as an incentive stock option. Only participants who are employees of MTS are eligible to receive grants of incentive stock options. Stock options may be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and in such form as the Committee deems appropriate at the time of grant. Certain provisions of the Plan relating to the grant of options are summarized below.

Exercise Price. Except with respect to option grants to Major Stockholders, the exercise price of each share of our common stock subject to an incentive stock option shall equal the exercise price designated by the Committee on the date the option is granted, but shall not be less than the fair market value of the common stock on the date the option is granted. In general, “fair market value” with respect to a particular date is defined as the closing sales price of the common stock on the last market trading day prior to the determination date as quoted on the stock exchange or national market system on which the common stock is listed, or the system or exchange with the greatest volume of trading in common stock (or the closing bid, if no sales were reported). If the common stock is quoted on the NASDAQ System, (but not on the National Market System of the NASDAQ System) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value shall be the mean between the high bid and low asked prices for the common stock on the last market trading day prior to the day of determination. In the absence of an established market for the common stock, the fair market value shall be determined in good faith by the Committee, using such factors as the Board considers relevant, such as the price at which recent sales have been made, the book value of the common stock, and our current and projected earnings. An incentive stock option granted to an individual who, on the date of grant, owns stock equal to more than 10% of the total combined voting power of all classes of stock of MTS or any parent or subsidiary of MTS (a “Major Stockholder”), shall be granted at an exercise price of 10% of the fair market value of our common stock on the date of grant.

The exercise price with respect to each share of the common stock subject to a nonqualified stock option shall equal the exercise price designated by the Committee on the date of grant.

Time of Exercise. Options shall become exercisable in whole or in part by the Recipient during such period as the Committee shall determine at the date of grant. The Committee may, in its sole discretion, accelerate the time at which any option becomes exercisable.

Expiration of Options. In general, a stock option shall expire on the earliest of:

(i)	ten years from the date of its grant, or such earlier date (or later date, with respect to a nonqualified stock option) as may be set by the Committee in establishing the terms of the option;

(ii)	in the case of an incentive stock option granted to a Major Stockholder, five years from the date of grant, or such earlier date as may be set by the Committee in establishing the terms of the option;

(iii)	one year after the date of the option holder’s death;

(iv)	in the case of total and permanent disability of an option holder resulting in termination of employment with MTS, one year after the option holder’s last day of employment;

(v)	in the event of termination of employment by reason of normal retirement under MTS normal retirement policies, 90 days after the option holder’s last day of employment; or

(vi)	in the event of termination of employment for any reason other than death or normal retirement, the last day that the option holder is employed by MTS.

In the event of a change of a control of MTS, the Board may vote to immediately terminate or accelerate the exercisability of the options. to the tenth day after the effective date of the change of control. If the Board votes to immediately terminate the options, it will make a cash payment to the option holder equal to the difference between the exercise price and the fair market value of the common stock that would have been subject to the terminated option on the date of the change of control.

        Restricted Stock.

        Participants in the Plan are eligible to receive grants of restricted stock, as determined by the Committee, in its sole and absolute discretion. Such grants of restricted stock will be subject to any restriction as the Committee deems advisable at the date of grant, including, but not limited to vesting restrictions, restrictions based upon the achievements of specific performances goals, and/or restrictions under applicable federal or state securities laws. The Committee may also require that recipients make cash payments at the time of grant or upon lapsing of restrictions. Such cash payments, if imposed, will be in an amount not less than the par value of the restricted stock shares. Certain provisions of the Plan relating to the grant of restricted stock are summarized below.

         Certificate Legend.  Each certificate representing restricted stock shares shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the MTS Medication Technologies, Inc. Stock Incentive Plan, as amended (the “Plan”), and in a Restricted Stock Agreement dated ___________ (the “Restricted Stock Agreement”). A copy of the Plan and the Restricted Stock Agreement may be obtained from the Chief Financial Officer of MTS Medication Technologies, Inc.”

Voting Rights. During the period of restriction, recipients holding restricted stock shares may exercise full voting rights with respect to such shares.

Dividends and Other Distributions. During the period of restriction, recipients holding restricted stock shares shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares, such shares will be subject to the same restrictions on transferability and forfeitability as the restricted stock shares with respect to which they were paid.

Removal of Restrictions. Except as otherwise provided in the Plan, restricted stock shares shall become freely transferable after the last day of the period of restriction, as provided in the restricted stock agreement. Except as otherwise provided by the Committee, in general, the restrictions on each restricted stock share shall expire on the earliest of:

(i)	in the case of the death of a recipient, the restrictions on the restricted stock shares shall expire on the date of the recipient’s death;

(ii)	in the case of the total and permanent disability of a recipient and a resulting termination of employment with MTS, the restrictions on the recipient’s restricted stock shares shall expire on the recipient’s last day of employment; and

(iii)	if the recipient’s employment terminates by reason of normal retirement under MTS normal retirement policies, the restrictions on the recipient’s restricted stock shares shall expire on the recipient’s last day of employment.

If the recipient ceases employment for any reason other than death, disability, or retirement (as described above), all nonvested restricted stock shares held by the recipient shall be forfeited immediately and returned to MTS; provided, however, that the Committee, in its sole and absolute discretion, shall have the right to provide for expiration of the restrictions on restricted stock shares following termination of employment, upon such terms and provisions as it deems proper.

        In the event of a change of a control of MTS (as defined in the Plan), the Board may vote to immediately remove all restrictions on restricted stock shares as of the date of the change of control.

        Transferability.

        No stock option granted under the Plan is assignable or transferable by a participant other than by will or by the laws of descent and distribution. The restricted stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the Committee at grant and specified in the restricted stock agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee at grant and specified in the restricted stock agreement.

        Restrictions on Resale.

        Any person who is not an “affiliate” of MTS generally may reoffer or resell shares of common stock received upon exercise of an option without restriction under the Securities Act of 1933 (the “Securities Act”). In contrast, any person receiving shares of common stock upon exercise of an option who is an “affiliate” of MTS generally may reoffer or resell such shares only pursuant to (i) a registration statement filed under the Securities Act (MTS having no obligation to file such a registration statement), (ii) an appropriate exemption from the registration requirements of the Securities Act, or (iii) Rule 144 under the Securities Act.

        Duration of Plan.

        Awards may be granted under the Plan only during the ten years immediately following the effective date of the Plan. Accordingly, Awards may not be granted under the Plan after March 4, 2007.

        Amendment and Termination.

        The Board may alter, amend, or terminate the Plan from time to time without approval of the stockholders. However, the Board may condition any amendment on the approval of the stockholders of MTS if such approval is necessary or advisable with respect to any tax, securities or other applicable laws. Any amendment, whether with or without the approval of stockholders of MTS, that alters the terms or provisions of an Award granted before the amendment (unless the alteration is expressly permitted under the Plan) will be effective only with the consent of the recipient to whom the Award was granted or the holder currently entitled to exercise it.

         Designation of Beneficiary.

        Each participant shall designate a beneficiary to receive, in the event of the participant’s death, any rights to which the participant may be entitled under the Plan. Designation of a beneficiary by a participant shall be made in writing and shall be filed with the Committee. If no such beneficiary is designated or if the beneficiary so designated does not survive the participant, the estate of such participant shall be deemed to be his beneficiary. A participant may, by written notice to the Committee, change his beneficiary designation.

        Federal Income Tax Consequences.

Incentive Stock Options. If an incentive stock option is granted to a participant in accordance with the terms of the Plan, no income will be recognized by such participant at the time the option is granted.

Generally, upon exercise of an incentive stock option granted under the Plan, a participant will not recognize any income and MTS will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of stock received on the date of exercise will be treated as a preference in determining alternative minimum taxable income, which may subject the participant to the alternative minimum tax. The disposition of shares acquired upon exercise of an incentive stock option under the Plan will ordinarily result in capital gain or loss. Generally, however, if the participant disposes of shares of stock acquired upon exercise of an incentive stock option within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the participant will recognize ordinary income, and MTS will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the participant on the disqualifying disposition over the fair market value of the shares on the date of exercise of such option will ordinarily constitute capital gain.

Nonqualified Stock Options. A participant who receives a grant of a non-qualified stock option in accordance with the terms of the Plan will recognize income at the time the option is granted unless the option does not have a readily ascertainable fair market value and the grant of the option does not constitute a transfer of the underlying stock.

Upon exercise of a non-qualified stock option granted under the Plan, a participant will recognize as ordinary income the excess of the fair market value of the shares of stock received on the date of exercise over the option exercise price. Upon the sale of the stock by the participant, the difference between the amount realized in the sale and the fair market value of the stock on the date the option was exercised is generally recognized by the participant as a capital gain or loss. Upon the exercise of the option, MTS receives a deduction equal to the amount included in income by the participant.

Delivery of shares upon exercise of a nonqualified stock option granted under the Plan is subject to any required withholding taxes. A person exercising such an option may, as a condition precedent to receiving the shares, be required to pay MTS a cash amount equal to the amount of required withholdings. Subject to the approval and discretion of the Committee, the recipient may pay such amounts in common stock or the Committee may withhold a number of shares of common stock to satisfy such required withholding tax amounts.

Restricted Stock. A participant who receives a grant of restricted stock under the Plan will generally not recognize any income at the time the restricted stock is granted.

Upon lapse of the restrictions, the recipient will recognize as ordinary income the excess of the fair market value of the shares of stock received on the date the restrictions lapse, over the amount paid to MTS for such shares, if any. Such amount will be subject to required tax withholding at the time the restrictions lapse. Subject to the approval and discretion of the Committee, the recipient may pay such amounts in cash, common stock, or the Committee may withhold a number of shares of common stock to satisfy such required withholding tax amounts.

However, recipients who choose to make a section 83(b) election will recognize as ordinary income the excess of the fair market value of the restricted stock on the date of the award over the amount paid to MTS for such shares, if any (without regard to the restrictions). Such amounts will be subject to required tax withholding at the time the restricted stock is received. Upon sale of the shares, gains or losses subsequent to the date of the section 83(b) election generally are capital gains or losses. However, if the stock is forfeited, the recipient is not entitled to a refund of taxes previously paid or a tax loss with respect to the shares forfeited.

        The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to grants of options under the Plan. It is emphasized that, while MTS believes that the foregoing statements are correct based on existing provisions of the Code and the interpretations thereof, no assurance can be given that legislative, administrative, or judicial changes or interpretations will not occur that would modify such statements. Also, individual financial situations may vary and state and local taxation may be significant.

        Options Granted Under Plan

        The following table sets forth certain information relating to outstanding options to purchase common stock granted under the Plan as of March 31, 2004:

	Exercise	Number of
Name and Position	Price (1)	Options Granted

Todd E. Siegel, Chairman of the Board, President and Chief Executive Officer	$2.46	111,600

Michael P. Conroy, Vice President and Chief Financial Officer	$1.77	120,000

Michael D. Stevenson, Vice President and Chief Operating Officer	$1.73	210,000

Executive Group	$1.93	441,600

David W. Kazarian, Director	$3.09	37,400

Frank A. Newman, Director	$3.08	31,000

John Stanton, Director	$2.75	33,400

Non-Executive Group	$2.98	101,800

Non-Executive Officer Employee Group	$2.65	627,900

        (1)      Reflects the weighted average exercise price of all options granted to such person or group.

        Vote Required; Recommendation.

        Approval of the amendment of the Medical Technology Systems, Inc. 1997 Stock Option Plan requires the affirmative vote of a majority of the outstanding shares of the common stock represented at the Meeting and entitled to vote. The Board unanimously recommends a vote FOR the approval of the Amendment to effect the Amendments to the Plan.

PROPOSAL 4 — RATIFY THE APPOINTMENT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANT

        MTS’s Board has appointed Grant Thornton as independent accountants to audit the consolidated financial statements of MTS for the year ending March 31, 2005. Representatives of Grant Thornton are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions posed by stockholders. The Board unanimously recommends a vote FOR the ratification of the appointment of Grant Thornton as MTS’s independent certified public accountant for fiscal year 2005.

PROPOSALS OF STOCKHOLDERS FOR THE NEXT MEETING

        Stockholders interested in presenting a proposal for consideration at our 2005 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act and our bylaws. To be eligible for inclusion, stockholder proposals must be received by our Corporate Secretary no later than April 7, 2005. Please direct your proposals to the attention of Corporate Secretary, Medical Technology Systems, Inc., at either (i) 12920 Automobile Boulevard, Clearwater, Florida 33762 (through October 2004), or (ii) 2003 Gandy Boulevard North, St. Petersburg, Florida 33702 (after October 2004). In addition, the proxy solicited by our Board for the 2005 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we are provided with notice of such proposal by June 21, 2005.

OTHER MATTERS

        As of the date of this proxy statement, MTS knows of no other business to be considered at the Meeting. If any other business is properly presented, your signed proxy card gives authority to Todd E. Siegel and Michael P. Conroy, or either of them, to vote on such matters in their discretion.

        MTS will provide to any stockholder, upon the written request of any such person, a copy of MTS’s Annual Report on Form 10-K, including the financial statements and the schedules thereto, for its fiscal year ended March 31, 2004, as filed with the SEC pursuant to Rule 13a-1 under the Exchange Act. All such requests should be directed to our Corporate Secretary, Medical Technology Systems, Inc., at either (i) 12920 Automobile Boulevard, Clearwater, Florida 33762 (through October 2004), or (ii) 2003 Gandy Boulevard, St. Petersburg, Florida 33702 (after October 2004). No charge will be made for copies of such annual report; however, a reasonable charge for the exhibits will be made.

By Order of the Board,

Michael P. Conroy
Secretary

Clearwater, Florida
July 30, 2004

Medical Technology Systems, Inc.
12920 Automobile Boulevard
Clearwater, Florida 33762

PROXY

This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Todd E. Siegel and Michael P. Conroy or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of Common Stock of Medical Technology Systems, Inc. held of record by the undersigned on July 27, 2004, at the annual meeting of stockholders to be held on September 10, 2004 or any adjournment thereof.

1.	ELECTION OF DIRECTORS		FOR the nominees listed below		WITHHOLD AUTHORITY
			(except as marked to the contrary below)		to vote for the nominees listed below

        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below)

David W. Kazarian,      Frank A. Newman,     Todd E. Siegel,      John Stanton

2.	Proposal to amend the Certificate of Incorporation of MTS to change the name of MTS from Medical Technology Systems, Inc. to MTS Medication Technologies, Inc.

	FOR		AGAINST		ABSTAIN

3.	Proposal to amend the Medical Technology Systems, Inc. 1997 Employee Stock Option Plan to: (i) increase from 1,500,000 to 2,100,000 the number of shares of MTS Common Stock that may be issued thereunder; (ii) authorize the issuance of restricted stock thereunder; and (iii) change the name of the Medical Technology Systems, Inc. 1997 Employee Stock Option Plan to the MTS Medication Technologies, Inc. Stock Incentive Plan.

	FOR		AGAINST		ABSTAIN

4.	Proposal to ratify the appointment of Grant Thornton LLP as the MTS’s independent Certified Public Accountants for fiscal year 2004.

	FOR		AGAINST		ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        (Continued and to be signed on other side)

(Continued from other side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

	Please check if you plan to attend the meeting.
Dated: ______________________ 2003

Signature

Print Name

Signature if held jointly

Print Name

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Exhibit A

MEDICAL TECHNOLOGY SYSTEMS, INC.

AUDIT COMMITTEE CHARTER

Revised June 23, 2004

I.      PURPOSE AND ROLE

        The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Medical Technology Systems, Inc. (the “Company”) is to provide independent and objective oversight regarding: (i) the accounting and financial reporting processes of the Company; (ii) the internal controls of the Company; (iii) the audits and financial statements of the Company; (iv) the quality and integrity of those processes and statements; and (v) certain financial, accounting, regulatory, legal, and ethical policies and procedures established by management and the Board. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

        The Committee is expected to maintain free and open communication (including private executive sessions as frequently as is necessary to allow the Committee to carry out its responsibilities) with the independent accountants, the internal auditors, and management of the Company. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company, and the power to retain outside counsel or other experts for this purpose.

        The Committee shall have the sole responsibility for the appointment, compensation, oversight and termination of the independent auditors engaged for the purpose of rendering or issuing an audit report or related work, or performing other audit, review or attest services for the Company.

        The Company shall provide appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of compensation: (i) to the independent accountants; (ii) any advisers employed by the Committee, or (iii) for any administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements, for the Company’s financial reporting process and internal controls. The Committee further recognizes that the Company’s independent auditors are responsible for auditing the annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, and for reviewing the Company’s quarterly financial statements. It is recognized that it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position, or that the results of operation are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Committee shall be entitled to rely on: (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditors) from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent actual knowledge to the contrary. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

II.    COMPOSITION

        The Committee will consist of no fewer than three members (as determined by the Board) whom shall be independent as defined in accordance with Section 121A of the Listing Standards of the American Stock Exchange (the “Exchange”) (or any similar rule of any such exchange on which the Company’s stock shall be listed in the future); Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”); and the Sarbanes-Oxley Act of 2002 (the “S-O Act”). Each member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Committee. All members of the Committee shall, at the time of their appointment, be familiar with basic finance and accounting practices and have the ability to read and understand fundamental financial statements, including a company’s balance sheets, income statement, and cash flow statement. At least one member of the Committee shall be financially sophisticated in that he has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities (as such determination is made by the Board). In addition, to the extent practicable at least one member of the Committee shall be a “financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

        The members of the Committee shall be elected by the Board annually and shall hold office until the earlier of: (i) the election and qualification of their respective successors; (ii) the end of their service as a director of the Company (whether through resignation, removal, expiration of term or death); or (iii) their resignation from the Committee. The full Board shall designate a member of the Committee to serve as its Chair.

III.     ACTIONS AND MEETINGS

        A majority of the Committee shall constitute a quorum, and the actions of a majority of the members of the Committee present at any meeting at which a quorum is present, or actions unanimously adopted in writing without holding a meeting, shall be the acts of the Committee. The Chair of the Committee shall report to the Board of Directors following the meetings of the Committee. The Committee shall meet at least quarterly or more frequently as circumstances dictate. As part of its effort to maintain free and open communication, the Committee shall meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountants and management periodically to review the Company’s financials.

IV.    RESPONSIBILITIES AND DUTIES

        The Committee shall have the responsibilities and duties to:

Documents, Reports and Review

1.	Review and reassess the adequacy of this Charter, and if necessary, update this Charter, on at least an annual basis or more frequently as conditions dictate.

2.	Review and discuss with management and the independent accountants the Company’s quarterly financial results, including the results of the independent accountant’s review of the quarterly financial statements.

3.	Review and discuss with management and the independent accountants the Company’s annual financial statements and any reports or other financial information submitted to any governmental body or the public, including the internal control report to be included in the Company’s annual report in accordance with the Exchange Act, as well as, any certification, report, opinion, or review rendered by the Company’s independent accountants.

4.	Review the regular internal reports to management prepared by the internal auditing department and management’s responses to such internal reports.

5.	Review and discuss with financial management and the independent accountants the Forms 10-Q and 10-K and earnings press releases and earnings guidance provided to analysts and ratings agencies prior to their filing or their release, as applicable.

6.	In connection with each annual and periodic report of the Company, review and discuss: (i) management’s disclosure to the Committee under Section 302 of the S-0 Act; and (ii) the contents of the chief executive officer and the chief financial officer certifications to be filed under Sections 302 and 906 of the S-O Act.

7.	Conduct or authorize investigations into any matters within the Committee’s scope of responsibility.

8.	Retain and determine appropriate funding for independent counsel, accountants, or other advisers to assist the Committee in carrying out its duties, including the conduct of any investigation, or to discuss matters that may have a significant impact on the Company, including those matters that may affect its financial reporting, auditing procedures, or compliance policies and programs.

9.	Prepare and approve the Audit Committee Report required to be included in the Company’s proxy statement.

      Independent Accountants

10.	Select and retain, evaluate, oversee, determine appropriate funding for and where appropriate discharge and replace the independent accountants engaged (including resolution of disagreements between management and the Company’s independent accountant regarding financial reporting) for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company (or nominate the independent accountant to be proposed for stockholder ratification in any proxy statement), considering independence and effectiveness. The independent accountant must report directly to the Committee.

11.	Confirm that the independent accountants are registered with, in compliance with the rules of and in good standing with the Public Company Accounting Oversight Board.

12.	Confirm that the independent accountants satisfy the auditing, quality control, ethics and independence requirements of the Act, the rules of the SEC and, if applicable, the rules of the Exchange.

13.	The Committee shall: (i) review and discuss the Company’s audited financial statements with management and the independent auditors; (ii) discuss with the independent auditors the matters required to discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented; (iii) have received the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountants the independent accountant’s independence; and (iv) based upon its review and discussions of items (i) through (iii) of this Paragraph 13, recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

14.	Actively engage in dialogue with the independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of the accountants and take, or recommend that the full board take, appropriate action to oversee the independence of the independent accountants.

15.	Periodically review and discuss with the independent accountants (out of the presence of management): (i) the quality and adequacy of the Company’s internal controls; (ii) the fullness and accuracy of the Company’s financial statements; (iii) all critical accounting policies and practices used in the audit; (iv) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant; (v) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and (vi) any other matter that the independent accountants or the Company believes should be discussed privately.

16.	Pre-approve all auditing services and permitted nonaudit services to be performed for the Company by the independent accountants, except as provided in this Paragraph 16. In no event shall the independent accountant perform any nonaudit services for the Company which are prohibited by Section 10A(g) of the Exchange Act or the rules of the SEC or the Public Company Accounting Oversight Board. The Committee shall establish general guidelines for the permissible scope and nature of any permitted nonaudit services. The guidelines pursuant to which audit and nonaudit services are to be approved, and the fees associated with all audit, audit-related, tax and nonaudit services, shall be disclosed in the Company’s proxy statement on Schedule 14A and the Annual Report on Form 10-K. Additionally, approvals of nonaudit services, to be performed by the independent accountant, shall be disclosed as promptly as practicable in the next periodic report to be filed with the SEC. The Committee does not have to pre-approve non-audit services provided that: (i) the fees for all such services do not aggregate to more than 5% of total fees paid by the Company to the independent accountants in the fiscal year when services are provided; (ii) such services were not recognized as non-audit services at that time of engagement; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

17.	At least annually, obtain and review a report by the independent accountants describing: (i) their firm’s internal quality control procedures; and (ii) any material issues raised by the most recent internal quality control review, or peer review, of their firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

        Financial Reporting Processes

18.	In consultation with the independent accountants and the internal auditors, review the scope of the audit and the integrity of the Company’s financial reporting processes, both internal and external.

        Process Improvements

19.	Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements and any other problems or difficulties encountered during the course of the preparation of the financial statements, and management’s response to such disagreements, problems or difficulties.

20.	Establish procedures for receiving, retaining and responding to complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

       Ethical and Legal Compliance

21.	Review and approve all related party transactions. (The term “related party transaction” refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K).

22.	Assist in the administration of the Company’s Code of Ethics and Business Conduct.

        The Committee shall have unrestricted access to the Company’s personnel and documents and will be given the resources necessary to operate under this Charter as determined by the Committee.

Exhibit B

CHARTER OF THE
NOMINATION COMMITTEE OF THE BOARD OF DIRECTORS OF
MEDICAL TECHNOLOGY SYSTEMS, INC.

I.     PURPOSE

        The purpose of the Nomination Committee (the “Committee”) is to provide assistance to the board of directors (the “Board”) of Medical Technology Systems, Inc. (the “Corporation”) in the selection of candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as directors of the Corporation; recommending to the Board, the candidates for election to the Board; and perform such other functions as may be deemed necessary, appropriate or convenient in the efficient and lawful discharge of the foregoing.

II.     COMMITTEE COMPOSITION

        The Committee is established pursuant to Article V of the bylaws of the Corporation. The members of the Committee shall be elected annually by the Board and hold the office until the earlier of: (i) the election of their respective successors; (ii) the end of their services as a director of the Corporation (whether through removal, resignation, expiration of term or death); or (iii) their resignation from the Committee. The Board shall designate one member of the Committee as chairman (the “Chairman”). The Committee will consist of no fewer than three members who fully satisfy the independence standards of Section 121A of the Rules of the American Stock Exchange (or any similar rule of any such exchange on which the Company’s stock shall be listed in the future).

III.     AUTHORITY

        The Committee may delegate to the Chairman such power and authority as the Committee deems to be appropriate, except such powers and authority required by law to be exercised by the whole Committee or by a subcommittee, which the Committee has the authority to form and delegate to, consisting of one or more Committee members, when appropriate.

        The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

        The Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting, or other advisors.

IV.     MEETINGS

        The Committee shall meet as often as the Committee or the Chairman determines, but not less frequently than annually.

        The Committee may conduct its business and affairs at any time or location it deems appropriate. Attendance and participation in a meeting may take place by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Any action to be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee consent thereto in writing and such writing or writings are filed with the minutes of the Committee. All decisions of the Committee shall be determined by an affirmative vote of the majority members in attendance. A quorum of the Committee shall be established when a majority of the members of the Committee are present.

B-1

V.    RESPONSIBILITIES OF THE COMMITTEE

        The following activities are set forth as a guide with the understanding that the Committee may diverge from this guide in accordance with the applicable law.

A.	Directorship Management

1.	The Committee shall, from time to time, establish guidelines for selecting candidates for election to the Board, and periodically review and amend such guidelines as the Committee deems necessary, appropriate or convenience. (Initial guidelines are attached as Appendix A)

2.	The Committee shall identify, as necessary, and evaluate potential candidates for nomination as directors, in such manner as the Committee deems appropriate.

3.	The Committee shall consider recommendations of director nominees by stockholders and establish procedures for stockholders to submit recommendations to the Committee.

4.	The Committee shall have the power to retain advisors that it deems necessary, appropriate or convenient to assist in the identification and evaluation of candidates for nomination as directors.

5.	The Committee shall recommend to the Board the number of directors to be elected and a slate of nominees for election as directors at the Corporation’s annual meeting of stockholders.

6.	The Committee shall recommend to the Board persons to be appointed as directors in the interval between annual meetings of the Corporation’s stockholders.

7.	The Committee shall review the qualifications of the members of the Board on a periodic basis and make any recommendations the Committee members may deem appropriate from time to time concerning any recommended changes in the composition of the Board.

B.	Annual Evaluation

The Committee shall review and reassess the adequacy of this Charter (including Appendix A) annually and recommend to the Board any proposed changes to this Charter.

C.	General

1.	The Committee shall report its activities to the Board at the each regularly scheduled meeting of the Board.

2.	The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee’s activities.

3.	Unless a Committee member has knowledge that would make reliance unwarranted, the Committee members may rely on information, opinions, reports, or statements, any of which may be written or oral, formal or informal, including financial statements, valuation reports, and other financial data, if prepared by: (a) one or more officers or employees of the Corporation; (b) legal counsel, independent auditors, or other persons as to matters which the Committee member believes to be within the professional or expert competence of such person; or (c) another committee of the Board of which the Committee member is not a member.

4.	The Committee shall perform any other activities consistent with this Charter, the Corporation’s certificate of incorporation and/or bylaws, and governing law as the Committee or the Board deems necessary, appropriate or convenient.

5.	The Committee shall make this Charter available on the Corporation’s website.

        This Charter was approved by the Board on June 23, 2004.

B-2

APPENDIX A

GUIDELINES FOR SELECTING BOARD OF DIRECTOR CANDIDATES
OF MEDICAL TECHNOLOGY SYSTEMS, INC.

        In considering possible candidates for election as a director, the Nominating Committee and the other directors should recognize that the contribution of the Board of Directors will depend not only on the character and capacities of the directors taken individually but also on their collective strengths, and should be guided in general by the following guidelines:

The Board of Directors should be composed of:

1.	Directors who will bring to the Board a variety of experience and backgrounds.

2.	Directors who will form a central core of business executives with substantial senior management experience, financial expertise, public company experience and such other skills that would enhance the Board’s effectiveness.

3.	Directors who will represent the balanced, best interests of the Corporation’s stockholders as a whole and the interests of the Corporation’s stockholders, as appropriate, rather than special interest groups or constituencies.

4.	A majority of directors who are independent, as determined in accordance with applicable law and stock exchange listing standards, including Section 121A of the Rules of the American Stock Exchange (or any similar rule of any such exchange on which the Company’s stock shall be listed in the future).

Each director should:

1.	Be an individual of the high character, ethical standards, professionalism and integrity and have the ability to work well with others.

2.	Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

3.	Possess substantial and significant experience which would be of value to the Corporation in the performance of the duties of a director.

       Have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a director.

Exhibit C

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION
OF
MEDICAL TECHNOLOGY SYSTEMS, INC.

         Medical Technology Systems, Inc. a corporation organized and existing under the laws of the State of Delaware (the "Corporation") hereby certified that:

                  FIRST.  The name of the Corporation is Medical Technology Systems, Inc.

                 SECOND.  The first article of the certificate of incorporation of the Corporation, as previously amended, is hereby amended by striking out the first article and by substituting the following new FIRST article:

“FIRST: The name of this Corporation is MTS Medication Technologies, Inc.”

                 THIRD.   This amendment to the certificate of incorporation herein certified was adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                 FOURTH.   The effective time of this amendment shall be as of the date of filing of this certificate.

        IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to the Certificate of Incorporation to be duly executed in accordance with Section 103 of the General Corporation Law of the State of Delaware this ______ of __________, 2004.

Signed on _______, 2004.

MEDICAL TECHNOLOGY SYSTEMS, INC.

Todd E. Siegel, President

C-1

Exhibit D

MTS MEDICATION TECHNOLOGIES, INC.

STOCK INCENTIVE PLAN

    1.        PURPOSE. The purpose of this MTS Medication Technologies, Inc. Stock Incentive Plan (the “Plan”) is to further the interests of MTS Medication Technologies, Inc., a Florida corporation (the “Company”), its subsidiaries and its shareholders by providing incentives in the form of grants of stock options and restricted stock to key employees and other persons who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company’s continued success and progress. This program will also assist the Company and its subsidiaries in attracting and retaining key persons. The Plan is a continuation, in the form of an amendment and restatement, of an existing plan previously known as the Medical Technology Systems, Inc. 1997 Stock Option Plan.

    2.        DEFINITIONS. The following definitions shall apply to this Plan:

               (a)        “AWARD” means, individually or collectively, a grant under the Plan of an Incentive Stock Option, a Nonqualified Stock Option, or Restricted Stock.

               (b)        “AWARD AGREEMENT” means a written agreement by which an Award is evidenced.

                (c)        “BOARD” means the board of directors of the Company.

                (d)        “CHANGE OF CONTROL” occurs when (i) any person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of forty percent or more of the total number of shares entitled to vote in the election of directors of the Board, (ii) the Company is merged into any other company or substantially all of its assets are acquired by any other company, or (iii) three or more directors nominated by the Board to serve as a director, each having agreed to serve in such capacity, fail to be elected in a contested election of directors.

                 (e)        “CODE” means the Internal Revenue Code of 1986, as amended.

                 (f)        “COMMITTEE” means the Stock Incentive Committee consisting solely of two or more nonemployee directors appointed by the Board. In the event that the Board does not appoint a Stock Incentive Committee, “Committee” means the Board.

                 (g)        “COMMON STOCK” means the Common Stock, par value $.01 per share of the Company, or such other class of shares or securities as to which the Plan may be applicable pursuant to Section 9 herein.

                 (h)        “COMPANY” means MTS Medication Technologies, Inc.

                 (i)        “DATE OF GRANT” means the date on which the Award is granted.

                 (j)        “ELIGIBLE PERSON” means any person who performs or has in the past performed services for the Company or any direct or indirect partially or wholly owned subsidiary thereof, whether as a director, officer, employee, consultant or other independent contractor, and any person who performs services relating to the Company in his or her capacity as an employee or independent contractor of a corporation or other entity that provides services for the Company.

                 (k)        “EMPLOYEE” means any person employed on an hourly or salaried basis by the Company or any parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

                 (l)        “FAIR MARKET VALUE” means, as of any date, the value of Common Stock determined as follows:

                             (i)        If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                             (ii)        If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                             (iii)        In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee, using such factors as the Board considers relevant, such as the price at which recent sales have been made, the book value of the Common Stock, and the Company’s current and projected earnings.

                 (m)        “INCENTIVE STOCK OPTION” means a stock option granted pursuant to either this Plan or any other plan of the Company that satisfies the requirements of Section 422 of the Code and that entitles the Recipient to purchase stock of the Company or in a corporation that at the time of grant of the option was a parent or subsidiary of the Company or a predecessor corporation of any such corporation.

                 (n)        “NONQUALIFIED STOCK OPTION” means a stock option granted pursuant to the Plan that is not an Incentive Stock Option and that entitles the Recipient to purchase stock of the Company or in a corporation that at the time of grant of the option was a parent or subsidiary of the Company or a predecessor corporation of any such corporation.

                 (o)        “OPTION” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

                 (p)        “OPTION AGREEMENT” means a written agreement entered into between the Company and a Recipient which sets out the terms and restrictions of an Option Award granted to the Recipient.

                 (p)        “OPTION SHAREHOLDER” shall mean an Employee who has exercised his or her Option.

                 (q)        “OPTION SHARES” means Shares issued upon exercise of an Option.

                 (r)        “PERIOD OF RESTRICTION” means the period beginning on the Date of Grant of a Restricted Stock Award and ending on the date on which the Restricted Stock Shares subject to such Award are released from all restrictions imposed upon such Shares.

                 (s)        “PLAN” means this MTS Medication Technologies, Inc. Stock Incentive Plan, as it may be amended from time to time.

                 (t)        “RECIPIENT” means an individual who receives an Award.

                 (u)        “RESTRICTED STOCK” means an Award granted to a Recipient pursuant to Section 7 of the Plan.

                 (v)        “RESTRICTED STOCK AGREEMENT” means a written agreement entered into between the Company and a Recipient which sets out the terms and restrictions of a Restricted Stock Award granted to the Recipient.

                 (w)        “SHARE” means a share of the Common Stock, as adjusted in accordance with Section 9 of the Plan.

                 (x)        “SUBSIDIARY” means any corporation 50 percent or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

     3.        ADMINISTRATION. This Plan will be administered by the Committee. The Committee has the exclusive power to select the Recipients of Awards pursuant to this Plan, to establish the terms of the Awards granted to each Recipient, and to make all other determinations necessary or advisable under the Plan. The Committee has the sole and absolute discretion to determine whether the performance of an Eligible Person warrants an Award under this Plan, and to determine the size and type of the Award. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe, amend, and rescind rules and regulations relating to this Plan, and to take all actions necessary or advisable for the Plan’s administration. The Committee, in the exercise of its powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. In exercising this power, the Committee may retain counsel at the expense of the Company. The Committee shall also have the power to determine the duration and purposes of leaves of absence which may be granted to a Recipient without constituting a termination of the Recipient’s employment for purposes of the Plan. Any determinations made by the Committee will be final and binding on all persons. A member of the Committee will not be liable for performing any act or making any determination in good faith.

     4.        SHARES SUBJECT TO PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Awards under the Plan shall be 2,100,000. If an Award should expire or become unexercisable for any reason, the unpurchased or forfeited Shares that were subject to such Award shall, unless the Plan has then terminated, be available for other Awards under the Plan.

     5.        ELIGIBILITY. Any Eligible Person that the Committee in its sole discretion designates is eligible to receive an Award under this Plan. The Committee’s grant of an Award to a Recipient in any year does not require the Committee to grant an Award to such Recipient in any other year. Furthermore, the Committee may grant different Awards to different Recipients and has full discretion to choose whether to grant Awards to any Eligible Person. The Committee may consider such factors as it deems pertinent in selecting Recipients and in determining the types and sizes of their Awards, including, without limitation, (i) the financial condition of the Company or its Subsidiaries; (ii) expected profits for the current or future years; (iii) the contributions of a prospective Recipient to the profitability and success of the Company or its Subsidiaries; and (iv) the adequacy of the prospective Recipient’s other compensation. Recipients may include persons to whom stock, stock options, restricted stock, stock appreciation rights, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised or vested. A Recipient’s right, if any, to continue to serve the Company and its Subsidiaries as an officer, Employee, or otherwise will not be enlarged or otherwise affected by his designation as a Recipient under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment or affiliation of any participant.

     6.        OPTIONS. Each Option granted to a Recipient under the Plan shall contain such provisions as the Committee at the Date of Grant shall deem appropriate. Each Option granted to a Recipient will satisfy the following requirements:

                 (a)        WRITTEN AGREEMENT. Each Option granted to a Recipient will be evidenced by an Option Agreement. The terms of the Option Agreement need not be identical for different Recipients. The Option Agreement shall include a description of the substance of each of the requirements in this Section 6 with respect to that particular Option.

                 (b)        NUMBER OF SHARES. Each Option Agreement shall specify the number of Shares that may be purchased by exercise of the Option.

                 (c)        EXERCISE PRICE. Except as provided in Section 6(l), the exercise price of each Share subject to an Incentive Stock Option shall equal the exercise price designated by the Committee on the Date of Grant, but shall not be less than the Fair Market Value of the Share on the Incentive Stock Option’s Date of Grant. The exercise price of each Share subject to a Nonqualified Stock Option shall equal the exercise price designated by the Committee on the Date of Grant.

                 (d)        DURATION OF OPTION. Except as provided in Section 6(l), an Incentive Stock Option granted to an Employee shall expire on the tenth anniversary of its Date of Grant or, at such earlier date as is set by the Committee in establishing the terms of the Incentive Stock Option at grant. Except as provided in Section 6(l), a Nonqualified Stock Option granted to an Employee shall expire on the tenth anniversary of its Date of Grant or, at such earlier or later date as is set by the Committee in establishing the terms of the Nonqualified Stock Option at grant. If the Recipient’s employment with the Company terminates before the expiration date of an Option granted to the Recipient, the Option shall expire on the earlier of the date stated in this subsection or the date stated in following subsections of this Section. Furthermore, expiration of an Option may be accelerated under subsection (j) below.

                 (e)        VESTING OF OPTION. Each Option Agreement shall specify the vesting schedule applicable to the Option. The Committee, in its sole and absolute discretion, may accelerate the vesting of any Option at any time.

                 (f)        DEATH. In the case of the death of a Recipient, an Incentive Stock Option granted to the Recipient shall expire on the one-year anniversary of the Recipient’s death, or if earlier, the date specified in subsection (d) above. During the one-year period following the Recipient’s death, the Incentive Stock Option may be exercised to the extent it could have been exercised at the time the Recipient died, subject to any adjustment under Section 11 herein. In the case of the death of a Recipient, a Nonqualified Stock Option granted to the Recipient shall expire on the one-year anniversary of the Recipient’s death, or if earlier, the date specified in subsection (d) above, unless the Committee sets an earlier or later expiration date in establishing the terms of the Nonqualified Stock Option at grant or a later expiration date subsequent to the Date of Grant but prior to the one-year anniversary of the Recipient’s death. During the period beginning on the date of the Recipient’s death and ending on the date the Nonqualified Stock Option expires, the Nonqualified Stock Option may be exercised to the extent it could have been exercised at the time the Recipient died, subject to any

                 (g)        DISABILITY. In the case of the total and permanent disability of a Recipient and a resulting termination of employment or affiliation with the Company, an Incentive Stock Option granted to the Recipient shall expire on the one-year anniversary of the Recipient’s last day of employment, or, if earlier, the date specified in subsection (d) above. During the one-year period following the Recipient’s termination of employment or affiliation by reason of disability, the Incentive Stock Option may be exercised as to the number of Shares for which it could have been exercised at the time the Recipient became disabled, subject to any adjustments under Section 11 herein. In the case of the total and permanent disability of a Recipient and a resulting termination of employment or affiliation with the Company, a Nonqualified Stock Option granted to the Recipient shall expire on the one-year anniversary of the Recipient’s last day of employment, or, if earlier, the date specified in subsection (d) above, unless the Committee sets an earlier or later expiration date in establishing the terms of the Nonqualified Stock Option at grant or a later expiration date subsequent to the Date of Grant but prior to the one-year anniversary of the Recipient’s last day of employment or affiliation with the Company. During the period beginning on the date of the Recipient’s termination of employment or affiliation by reason of disability and ending on the date the Nonqualified Stock Option expires, the Nonqualified Stock Option may be exercised as to the number of Shares for which it could have been exercised at the time the Recipient became disabled, subject to any adjustments under Section 11 herein.

                 (h)        RETIREMENT. If the Recipient’s employment with the Company terminates by reason of normal retirement under the Company’s normal retirement policies, an Incentive Stock Option granted to the Recipient will expire 90 days after the last day of employment, or, if earlier, on the date specified in subsection (d) above. During the 90-day period following the Recipient’s normal retirement, the Incentive Stock Option may be exercised as to the number of Shares for which it could have been exercised on the retirement date, subject to any adjustment under Section 11 herein. If the Recipient’s employment with the Company terminates by reason of normal retirement under the Company’s normal retirement policies, a Nonqualified Stock Option granted to the Recipient will expire 90 days after the last day of employment, or, if earlier, on the date specified in subsection (d) above, unless the Committee sets an earlier or later expiration date in establishing the terms of the Nonqualified Stock Option at grant or a later expiration date subsequent to the Date of Grant but prior to the end of the 90-day period following the Recipient’s normal retirement. During the period beginning on the date of the Recipient’s normal retirement and ending on the date the Nonqualified Stock Option expires, the Nonqualified Stock Option may be exercised as to the number of Shares for which it could have been exercised on the retirement date, subject to any adjustment under Section 11 herein.

                 (i)        TERMINATION OF SERVICE. If the Recipient ceases employment or affiliation with the Company for any reason other than death, disability, or retirement (as described above), an Option granted to the Recipient shall lapse immediately following the last day that the Recipient is employed by or affiliated with the Company. However, the Committee may, in its sole discretion, either at grant of the Option or at the time the Recipient terminates employment, delay the expiration date of the Option to a date after termination of employment; provided, however, that the expiration date of an Incentive Stock Option may not be delayed more than 90 days following the termination of the Recipient’s employment or affiliation with the Company. During any such delay of the expiration date, the Option may be exercised only for the number of Shares for which it could have been exercised on such termination date, subject to any adjustment under Section 11 herein. Notwithstanding any provisions set forth herein or in the Plan, if the Recipient shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any parent or subsidiary, (ii) breach any covenant not to compete or employment agreement with the Company or any parent or Subsidiary, or (iii) engage in conduct that would warrant the Recipient’s discharge for cause, any unexercised part of the Option shall lapse immediately upon the earlier of the occurrence of such event or the last day the Recipient is employed by the Company.

                 (j)        CHANGE OF CONTROL. If a Change of Control occurs, the Board may vote to immediately terminate all Options outstanding under the Plan as of the date of the Change of Control or may vote to accelerate the expiration of the Options to the tenth day after the effective date of the Change of Control. If the Board votes to immediately terminate the Options, it shall make a cash payment to the Recipient equal to the difference between the Exercise Price and the Fair Market Value of the Shares that would have been subject to the terminated Option on the date of the Change of Control.

                 (k)        CONDITIONS REQUIRED FOR EXERCISE. Options granted to Recipients under the Plan shall be exercisable only to the extent they are vested according to the terms of the Option Agreement. Furthermore, Options granted to Employees under the Plan shall be exercisable only if the issuance of Shares pursuant to the exercise would be in compliance with applicable securities laws, as contemplated by Section 10 of the Plan. Each Option Agreement shall specify any additional conditions required for the exercise of the Option.

                 (l)        TEN PERCENT SHAREHOLDERS. An Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of either the Company or any parent or Subsidiary, shall be granted at an exercise price of 110 percent of Fair Market Value on the Date of Grant and shall be exercisable only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Code Section 424(d) and 318 will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

                 (m)        MAXIMUM OPTION GRANTS. The aggregate Fair Market Value, determined on the Date of Grant, of stock in the Company with respect to which any Incentive Stock Options under the Plan and all other plans of the Company or its Subsidiaries (within the meaning of Section 422(b) of the Code) may become exercisable by any individual for the first time in any calendar year shall not exceed $100,000.

                 (n)        METHOD OF EXERCISE. An Option granted under this Plan shall be deemed exercised when the person entitled to exercise the Option

                 (i)        delivers written notice to the President of the Company (or his delegate, in his absence) of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 10 of the Plan. Payment for Shares with respect to which an Option is exercised may be made in cash, or by certified check or wholly or partially in the form of Common Stock having a Fair Market Value equal to the exercise price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him. A partial exercise of an Option will not affect the holder’s right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

                 (o)        LOAN FROM COMPANY TO EXERCISE OPTION. The Committee may, in its discretion and subject to the requirements of applicable law, recommend to the Company that it lend the Recipient the funds needed by the Recipient to exercise an Option. The Recipient shall make application to the Company for the loan, completing the forms and providing the information required by the Company. The loan shall be secured by such collateral as the Company may require, subject to its underwriting requirements and the requirements of applicable law. The Recipient shall execute a Promissory Note and any other documents deemed necessary by the Committee.

                 (p)        DESIGNATION OF BENEFICIARY. Each Recipient shall designate, in the Option Agreement he executes, a beneficiary to receive Options awarded hereunder in the event of his death prior to full exercise of such Options; provided, that if no such beneficiary is designated or if the beneficiary so designated does not survive the Recipient, the estate of such Recipient shall be deemed to be his beneficiary. Recipients may, by written notice to the Committee, change the beneficiary designated in any outstanding Option Agreements.

                 (q)        NONTRANSFERABILITY OF OPTION. An Option granted under this Plan is not transferable except by will or the laws of descent and distribution. During the lifetime of the Recipient, all rights of the Option are exercisable only by the Recipient.

     7.        RESTRICTED STOCK. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Recipients in such amounts as the Committee shall determined in its sole and absolute discretion. Each Restricted Stock Award granted to a Recipient shall contain such provisions as the Committee at the Date of Grant shall deem appropriate. Each Restricted Stock Award granted to a Recipient shall satisfy the following requirements:

                 (a)     Written Agreement. Each Restricted Stock Award granted to a Recipient will be evidenced by a Restricted Stock Agreement. The terms of the Restricted Stock Agreement need not be identical for different Recipients. The Restricted Stock Agreement shall specify the Period of Restriction, or Periods. In addition, the Restricted Stock Agreement shall include a description of the substance of each of the requirements in this Section with respect to that particular Restricted Stock Award.

                 (b)     Number of Shares. Each Restricted Stock Agreement shall specify the number of Restricted Stock Shares awarded to the Recipient.

                 (c)     Transferability. Except as provided in this Section 7(c), the Restricted Stock Shares granted under this Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee at grant and specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee at grant and specified in the Restricted Stock Agreement.

                 (d)     Other Restrictions. The Committee shall impose such other restrictions on any Restricted Stock Shares granted pursuant to this Plan as it may deem advisable including, without limitation, vesting restrictions, restrictions based upon the achievement of specific Company-wide, Subsidiary, and/or individual performance goals, and/or restrictions under applicable federal or state securities laws, and may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. The Committee may also require that Recipients make cash payments at the time of grant or upon lapsing of restrictions. Such cash payments, if imposed, will be in an amount not less than the par value of the Restricted Stock Shares.

                 (e)     Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7(d) of the Plan, each certificate representing Restricted Stock Shares granted pursuant to this Plan shall bear the following legend:

“The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the MTS Medical Technologies, Inc. Stock Incentive Plan, as amended, and in a Restricted Stock Agreement dated _____. A copy of the Plan and the Restricted Stock Agreement may be obtained from the Chief Financial Officer of MTS Medical Technologies, Inc.”

                 (f)     Removal of Restrictions. Except as otherwise provided in this Section 7, Restricted Stock Shares shall become freely transferable by the Recipient after the last day of the Period of Restriction. Once the Restricted Stock Shares are released from the restrictions, the Recipient shall be entitled to have the legend required by Section 7(e) of the Plan removed from his Share certificate.

                 (g)     Voting Rights. During the Period of Restriction, Recipients holding Restricted Stock Shares may exercise full voting rights with respect to such Shares.

                 (h)     Dividends and Other Distributions. During the Period of Restriction, Recipients holding Restricted Stock Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are so held. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Shares with respect to which they were paid.

                 (i)     Death. In the case of the death of a Recipient, the restrictions on the Recipient’s Restricted Stock Shares shall expire on the date of the Recipient’s death.

                 (j)     Disability. In the case of the total and permanent disability of a Recipient and a resulting termination of employment with the Company, the restrictions on the Recipient’s Restricted Stock Shares shall expire on the Recipient’s last day of employment.

                 (k)     Retirement. If the Recipient’s employment terminates by reason of normal retirement under the Company’s normal retirement policies, the restrictions on the Recipient’s Restricted Stock Shares shall expire on the Recipient’s last day of employment.

                 (l)     Termination of Service. If the Recipient ceases employment for any reason other than death, disability, or retirement (as described above), all nonvested Restricted Stock Shares held by the Recipient shall be forfeited immediately and returned to the Company; provided, however, that the Committee, in its sole and absolute discretion, shall have the right to provide for expiration of the restrictions on Restricted Stock Shares following termination of employment, upon such terms and provisions as it deems proper.

                 (m)     Change of Control. If a Change of Control occurs, the Board may vote to remove immediately all restrictions on Restricted Stock Shares as of the date of the Change of Control.

                 (n)     Designation of Beneficiary. Each Recipient shall designate, in the Restricted Stock Agreement he executes, a beneficiary to receive Restricted Stock Shares awarded hereunder in the event of his death prior to removal of all restrictions on such Shares; provided, that if no such beneficiary is designated or if the beneficiary so designated does not survive the Recipient, the estate of such Recipient shall be deemed to be his beneficiary. Recipients may, by written notice to the Committee, change the beneficiary designated in any outstanding Restricted Stock Agreements.

      8.        TAXES; COMPLIANCE WITH LAW; APPROVAL OF REGULATORY BODIES.

                 (a)        The Company shall have the right to withhold from payments otherwise due and owing to the Recipient (or his beneficiary) or to require the Recipient (or his beneficiary) to remit to the Company in cash upon demand an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state, and/or local withholding tax requirements at the time the Recipient (or his beneficiary) recognizes income for federal, state, and/or local tax purposes with respect to any Award under this Plan.

                 (b)        At the election of the Recipient, subject to the approval of the Committee, when Shares are to be issued upon the exercise of an Option, or upon the occurrence of the Grant Date or expiration of the Period of Restriction with respect to Restricted Stock, in lieu of the remittance required by Section 8(a) of the Plan, the Recipient may tender to the Company a number of Shares, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal (including FICA and FUTA amounts), state and/or local withholding tax requirements, if any, attributable to such exercise or occurrence, and not greater than the Recipient’s estimated total tax obligations associated with such exercise or occurrence. Alternatively, the Committee, at its sole and absolute discretion, shall have the right, when Shares are to be issued upon the exercise of an Option, or upon the occurrence of the Grant Date or expiration of the Period of Restriction with respect to Restricted Stock, in lieu of requiring the remittance required by Section 8(a) of the Plan, to withhold a number of such Shares, the Fair Market Value of which at the time of the exercise or occurrence the Committee determines to be sufficient to satisfy the federal (including FICA and FUTA amounts), state and/or local withholding tax requirements, if any, attributable to such exercise or occurrence, and not greater than the Recipient’s estimated total tax obligations associated with such exercise or occurrence.

                 (c)        Awards can be granted, and Shares can be delivered under this Plan, only in compliance with all applicable federal and state laws and regulations and the rules of all stock exchanges on which the Company’s stock is listed at any time. An Option is exercisable only if either (1) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (2) an exemption from the registration requirements of applicable securities laws is available. The Plan does not require the Company, however, to file such a registration statement or to assure the availability of any exemption from registration. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section. No Option may be exercised, and Shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.

                 (d)        Each person who acquires the right to exercise an Option may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

                 (e)        With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (“1934 Act”), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the 1934 Act, as such Rule may be amended from time to time, or its successor under the 1934 Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators.

       9.        ADJUSTMENT UPON CHANGE OF SHARES. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Awards are authorized to be granted under this Plan, the number and class of Shares then subject to Awards previously granted to Recipients under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

       10.        LIABILITY OF THE COMPANY. The Company, its parent and any Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences incurred by a Recipient or other person with respect to an Award.

       11.        AMENDMENT AND TERMINATION OF PLAN. The Board may alter, amend, or terminate this Plan from time to time without approval of the shareholders of the Company. The Board may, however, condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, the Plan, Recipients or Eligible Persons are subject.

          Any amendment, whether with or without the approval of shareholders of the Company, that alters the terms or provisions of an Award granted before the amendment (unless the alteration is expressly permitted under this Plan) will be effective only with the consent of the Recipient to whom the Award was granted or the holder currently entitled to exercise it.

       12.        EXPENSES OF PLAN.   The Company shall bear the expenses of administering the Plan.

       13.        DURATION OF PLAN.   Awards may be granted under this Plan only during the 10 years immediately following the effective date of this Plan.

       14.        APPLICABLE LAW.   The validity, interpretation, and enforcement of this Plan are governed in all respects by the laws of Florida and the United States of America.

       15.        EFFECTIVE DATE.   The effective date of this Plan shall be the earlier of (i) the date on which the Board adopts the Plan or (ii) the date on which the Shareholders approve the Plan.